SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

LESCO, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-13147 (Commission File Number)	34-0904517 (IRS Employer Identification No.)

1301 E. 9th Street, Suite 1300 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip Code)

Registrant’s telephone number, including area code: (216) 706-9250

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01 Regulation FD Disclosure

     On December 21, 2004, the Company issued a press release announcing that it would record a fourth quarter charge related to a supply contract.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     The exhibits listed below are furnished with this report.

99.1	Press Release dated December 21, 2004 announcing a fourth quarter charge related to a supply contract.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESCO, INC.
By:	/s/ Jeffrey L. Rutherford

Jeffrey L. Rutherford Senior Vice President, Chief Financial Officer, Treasurer and Secretary

DATED: December 21, 2004